UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 21, 2015
(Date of earliest event reported)

Texas Rare Earth Resources Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-53482 (Commission File Number)	87-0294969 (IRS Employer Identification No.)

539 El Paso Street Sierra Blanca, TX (Address of principal executive offices)	79851 (Zip Code)

Registrant’s telephone number, including area code:   (915) 369-2133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 21, 2015, Texas Rare Earth Resources Corp., a Delaware Corporation (the “Registrant”) entered into a warrant indenture (the “Warrant Indenture”) with Securities Transfer Corporation., as warrant agent (the “Warrant Agent”) for certain of the Registrant’s warrants issued in a public offering (the “Offering”) of nontransferable rights of the Registrant (the “Rights”).  Every five (5) Rights entitled the holder thereof to purchase, at the holder's election and subject to the satisfaction of the minimum subscription amount, at the subscription price of $0.22, one (1) unit (each, a “Unit”), consisting of (a) a share of common stock (a “Unit Share”), (b) one non-transferable Class A Common Stock purchase warrant (each, a “Class A Unit Warrant”), with each Class A Unit Warrant entitling the holder thereof to purchase one share of our common stock (a “Warrant Share”) at an exercise price of $0.35 for a period of five years following the closing of the offering, and (c) one non-transferable Class B Common Stock purchase warrant (each, a “Class B Unit Warrant” and together with the Class A Unit Warrant, the “Unit Warrants”), with each Class B Unit Warrant entitling the holder thereof to purchase one Warrant Share at an exercise price of $0.50 for a period of five years following the closing of the offering.

The Warrant Indenture provides for adjustment in the number of shares of our common stock issuable upon the exercise of the Unit Warrants and/or the exercise price per share of common stock upon the occurrence of certain events.  The Warrant Indenture also provides for adjustment in the class and/or number of shares of common stock issuable upon the exercise of the Unit Warrants and/or exercise price per share of common stock in the event of other certain events, including re-classification, consolidation, amalgamation, arrangements, merger, or all or substantially all of the Registrant’s assets or property.

This summary of the material terms of the Warrant Indenture is qualified in its entirety by reference to the Warrant Indenture filed herewith as Exhibit 4.1 and incorporated into this Item 1.01 by reference.

Item 7.01. Regulation FD Disclosure.

On January 26, 2015, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the close of the Registrant’s rights offering.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Warrant Indenture, dated January 21, 2015
99.1*	Press Release, dated January 26, 2015

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS RARE EARTH RESOURCES CORP.

DATE: January 27, 2015	By:	/s/ Daniel Gorski
Daniel Gorski Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant Indenture, dated January 21, 2015
99.1*	Press Release, dated January 26, 2015

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.